Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans consist of approximately 5,810 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $952,838,580.00, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans consist of approximately 2,643 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $547,161,386.00, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each Mortgage Loan will accrue interest at the fixed-rate or the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 77.26% of the adjustable-rate Initial Mortgage Loans will occur after an initial period of two years after origination and the first adjustment for approximately 22.74% of the adjustable-rate Initial Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 76.40% of the Group I Mortgage Loans and approximately 76.41% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average principal balance of the Group I Mortgage Loans at origination was approximately $164,164.00. No Group I Mortgage Loan had a principal balance at origination greater than approximately $500,000.00 or less than approximately $60,000.00. The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $164,000.00. No Group I Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $499,589.00 or less than approximately $59,664.00.

         The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.200% per annum to approximately 12.400% per annum, and the weighted average current Mortgage Rate on the Group I Mortgage Loans was approximately 7.314% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group I Mortgage Loans had Gross Margins ranging from approximately 4.500% to approximately 7.125%, Minimum Mortgage Rates ranging from approximately 5.200% per annum to approximately 12.400% per annum and Maximum Mortgage Rates ranging from approximately 11.200% per annum to approximately 18.400% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group I Mortgage Loans was approximately 6.334%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 7.460% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 13.460% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group I Mortgage Loan occurs in December 2006 and the weighted average next Adjustment Date for all of the adjustable-rate Group I Mortgage Loans following the Subsequent Cut-off Date is December 2005.

         The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 83.98%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 17.78%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 354 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to June 2003 or after January 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is December 2033.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

               PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)

                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT OFF DATE ($)       MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    ----------------------------------       --------------           ------------        -----------------------
  50,000.01   -  75,000.00................       396             $    26,898,505.16               2.82%
  75,000.01   - 100,000.00................       814                  71,747,757.83               7.53
 100,000.01   - 125,000.00................       883                  99,753,442.03              10.47
 125,000.01   - 150,000.00................       812                 111,401,780.41              11.69
 150,000.01   - 175,000.00................       660                 107,058,126.06              11.24
 175,000.01   - 200,000.00................       579                 108,679,769.55              11.41
 200,000.01   - 225,000.00................       502                 106,946,654.66              11.22
 225,000.01   - 250,000.00................       360                  85,515,889.09               8.97
 250,000.01   - 275,000.00................       283                  74,272,522.46               7.79
 275,000.01   - 300,000.00................       269                  77,351,141.47               8.12
 300,000.01   - 325,000.00................       189                  58,755,722.55               6.17
 325,000.01   - 350,000.00................        13                   4,405,570.66               0.46
 350,000.01   - 375,000.00................        16                   5,749,677.14               0.6
 375,000.01   - 400,000.00................        14                   5,423,384.51               0.57
 400,000.01   - 425,000.00................         6                   2,456,702.14               0.26
 425,000.01   - 450,000.00................         6                   2,617,428.17               0.27
 450,000.01   - 475,000.00................         4                   1,837,997.92               0.19
 475,000.01   - 500,000.00................         4                   1,966,507.71               0.21
                                               -----             ------------------             ------
    Total.................................     5,810             $   952,838,579.52             100.00%
                                               =====             ==================             ======

______________
(1) The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $164,000.00.


                 MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    CURRENT MORTGAGE RATE (%)                MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    -------------------------                --------------           ------------        -----------------------
  5.000-   5.999..........................          379             $    77,514,340.26               8.14%
  6.000-   6.999..........................        1,692                 314,073,915.48              32.96
  7.000-   7.999..........................        2,121                 339,947,565.62              35.68
  8.000-   8.999..........................        1,283                 180,613,219.55              18.96
  9.000-   9.999..........................          284                  34,462,244.11               3.62
 10.000-  10.999..........................           39                   4,649,163.50               0.49
 11.000-  11.999..........................            8                   1,182,467.07               0.12
 12.000-  12.999..........................            4                     395,663.93               0.04
                                                  -----             ------------------             ------
  Total...................................        5,810             $   952,838,579.52             100.00%
                                                  =====             ==================             ======

______________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.314% per annum.

                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 MAXIMUM MORTGAGE RATE                       MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 ---------------------                       --------------           ------------        -----------------------
11.001  -  11.500.........................          14             $     2,513,255.18               0.4%
11.501  -  12.000.........................         150                  31,151,999.45               4.97
12.001  -  12.500.........................         337                  64,532,926.87              10.3
12.501  - 13.000..........................         678                 121,728,351.24              19.43
13.001  -  13.500.........................         741                 126,119,494.19              20.13
13.501  -  14.000.........................         756                 119,261,764.64              19.03
14.001  -  14.500.........................         567                  84,261,104.73              13.45
14.501  -  15.000.........................         371                  50,169,480.70               8.01
15.001  -  15.500.........................         127                  15,843,812.66               2.53
15.501  -  16.000.........................          56                   7,254,593.21               1.16
16.001  -  16.500.........................          10                   1,148,829.27               0.18
16.501  -  17.000.........................          13                   1,782,350.59               0.28
17.001  -  17.500.........................           2                     326,874.60               0.05
17.501  -  18.000.........................           1                     114,964.05               0.02
18.001  -  18.500.........................           4                     395,663.93               0.06
                                                 -----             ------------------             ------
    Total.................................       3,827             $   626,605,465.31             100.00%
                                                 =====             ==================             ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 13.460% per annum.


                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 MINIMUM MORTGAGE RATE                       MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 ---------------------                       --------------           ------------        -----------------------
  5.001 - 5.500...........................         14             $     2,513,255.18               0.4%
  5.501 - 6.000...........................        150                  31,151,999.45               4.97
  6.001 - 6.500...........................        337                  64,532,926.87              10.3
  6.501 - 7.000...........................        678                 121,728,351.24              19.43
  7.001 - 7.500...........................        741                 126,119,494.19              20.13
  7.501 - 8.000...........................        756                 119,261,764.64              19.03
  8.001 - 8.500...........................        567                  84,261,104.73              13.45
  8.501 - 9.000...........................        371                  50,169,480.70               8.01
  9.001 - 9.500...........................        127                  15,843,812.66               2.53
  9.501 -10.000...........................         56                   7,254,593.21               1.16
 10.001 -10.500...........................         10                   1,148,829.27               0.18
 10.501 -11.000...........................         13                   1,782,350.59               0.28
 11.001 -11.500...........................          2                     326,874.60               0.05
 11.501 -12.000...........................          1                     114,964.05               0.02
 12.001 -12.500...........................          4                     395,663.93               0.06
                                                -----             ------------------             ------
       Total..............................      3,827             $   626,605,465.31             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.460% per annum.

                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 GROSS MARGINS (%)                           MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 -----------------                           --------------           ------------        -----------------------
4.001-   4.500............................        176             $    29,171,027.72               4.66%
4.501-   5.000............................          6                     866,982.70               0.14
5.001-   5.500............................        215                  44,535,944.21               7.11
5.501-   6.000............................         18                   2,422,158.65               0.39
6.001-   6.500............................      3,387                 545,630,706.62              87.08
6.501-   7.000............................         11                   1,828,892.72               0.29
7.001-   7.500............................         14                   2,149,752.69               0.34
                                                -----             ------------------             ------
  Total...................................      3,827             $   626,605,465.31             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.334% per annum.


                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 NEXT ADJUSTMENT DATE                        MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 --------------------                        --------------           ------------        -----------------------
May 2005..................................          2             $       303,944.50               0.05%
June 2005.................................         25                   4,097,417.22               0.65
July 2005.................................         63                  10,484,530.24               1.67
August 2005...............................         15                   1,645,984.22               0.26
September 2005............................        102                  15,436,160.33               2.46
October 2005..............................      2,112                 345,066,901.12              55.07
November 2005.............................        660                 106,156,578.34              16.94
December 2005.............................         53                   8,276,797.00               1.32
July 2006.................................          3                     500,440.60               0.08
August 2006...............................          1                      90,776.57               0.01
September 2006............................         22                   3,865,886.01               0.62
October 2006..............................        575                  98,948,999.16              15.79
November 2006.............................        181                  29,324,350.00               4.68
December 2006.............................         13                   2,406,700.00               0.38
                                                -----             ------------------             ------
      Total...............................      3,827             $   626,605,465.31             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date is December 2005.

                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 ORIGINAL LOAN-TO-VALUE RATIO (%)            MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 --------------------------------            --------------           ------------        -----------------------
<=20.000..................................         1             $       119,874.71               0.01%
20.001 - 25.000...........................         2                     164,848.76               0.02
25.001 - 30.000...........................         5                     487,361.37               0.05
30.001 - 35.000...........................         7                     632,787.74               0.07
35.001 - 40.000...........................        30                   4,201,886.21               0.44
40.001 - 45.000...........................        29                   3,913,577.41               0.41
45.001 - 50.000...........................        58                   8,956,847.79               0.94
50.001 - 55.000...........................        69                  10,740,491.92               1.13
55.001 - 60.000...........................       115                  17,512,073.18               1.84
60.001 - 65.000...........................       171                  28,700,133.89               3.01
65.001 - 70.000...........................       230                  37,310,253.88               3.92
70.001 - 75.000...........................       445                  76,765,199.50               8.06
75.001 - 80.000...........................       789                 130,979,813.75              13.75
80.001 - 85.000...........................       745                 118,399,174.04              12.43
85.001 - 90.000...........................     1,791                 287,996,201.98              30.23
90.001 - 95.000...........................     1,323                 225,958,053.39              23.71
                                               -----             ------------------             ------
      Total:..............................     5,810             $   952,838,579.52             100.00%
                                               =====             ==================             ======

______________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 83.98%.


                     MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 PROPERTY TYPE                               MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 -------------                               --------------           ------------        -----------------------
Single Family Residence...................      4,499             $   724,933,849.65              76.08%
Two-to-Four Family........................        405                  84,482,451.53               8.87
Planned Unit Development..................        413                  70,761,061.29               7.43
Condominium...............................        409                  62,308,995.67               6.54
Manufactured/Mobile Home..................         53                   5,734,477.41               0.6
Single Family Residence - Attached........         10                   1,276,352.71               0.13
Planned Unit Development - Attached.......         21                   3,341,391.26               0.35
                                                -----             ------------------             ------
      Total...............................      5,810             $   952,838,579.52             100.00%
                                                =====             ==================             ======

                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 OCCUPANCY STATUS                            MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 ----------------                            --------------           ------------        -----------------------
Primary...................................      5,197             $   870,600,849.11              91.37%
Non-Owner Occupied........................        567                  75,002,438.56               7.87
Second Home...............................         46                   7,235,291.85               0.76
                                                -----             ------------------             ------
      Total...............................      5,810             $   952,838,579.52             100.00%
                                                =====             ==================             ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                              PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 PURPOSE                                     MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 -------                                     --------------           ------------        -----------------------
Refinance-Cashout(1)......................     3,866             $   648,525,072.21              68.06%
Refinance-Rate Term(2)....................       396                  60,228,359.38               6.32
Purchase..................................     1,548                 244,085,147.93              25.62
                                               -----             ------------------             ------
      Total...............................     5,810             $   952,838,579.52             100.00%
                                               =====             ==================             ======

______________
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed 1% of the original Principal Balance of the related mortgage loan or $1,000. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than 1% of the original Principal Balance of the related mortgage loan or $1,000. Excludes home equity loans originated in Texas with any cash proceeds.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 LOCATION                                    MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 --------                                    --------------           ------------        -----------------------
Alabama...................................          45             $     5,255,342.18               0.55%
Alaska....................................          13                   2,288,959.23               0.24
Arizona...................................         283                  35,376,145.67               3.71
Arkansas..................................           7                     632,079.50               0.07
California................................       1,473                 305,285,880.05              32.04
Colorado..................................         109                  19,462,312.89               2.04
Connecticut...............................         142                  24,008,553.26               2.52
Delaware..................................           6                     758,802.31               0.08
Florida...................................         751                 102,780,107.52              10.79
Georgia...................................          94                  13,134,377.50               1.38
Hawaii....................................          44                  12,254,334.73               1.29
Idaho.....................................          15                   1,882,221.78               0.2
Iowa......................................          24                   2,531,770.99               0.27
Illinois..................................         441                  67,561,381.58               7.09
Indiana...................................          51                   5,331,678.77               0.56
Kansas....................................          22                   2,218,804.92               0.23
Kentucky..................................          35                   3,801,041.25               0.4
Louisiana.................................          23                   2,712,994.79               0.28
Maine.....................................          11                   1,530,952.99               0.16
Maryland..................................         105                  18,552,104.19               1.95
Massachusetts.............................         100                  20,339,892.25               2.13
Michigan..................................         168                  20,215,989.60               2.12
Minnesota.................................         145                  23,891,504.56               2.51
Missouri..................................          97                  10,618,632.01               1.11
Mississippi...............................          12                   1,248,446.91               0.13
Montana...................................           3                     461,397.98               0.05
Nebraska..................................           4                     379,016.89               0.04
Nevada....................................         112                  17,310,901.79               1.82
New Hampshire.............................           8                   1,472,729.91               0.15
New Jersey................................         131                  24,658,908.75               2.59
New Mexico................................          33                   4,066,201.87               0.43
New York..................................         296                  68,625,536.98               7.2
North Carolina............................          32                   3,635,973.74               0.38
Ohio......................................         181                  18,833,393.13               1.98
Oklahoma..................................          24                   2,445,641.15               0.26
Oregon....................................          63                   9,338,709.51               0.98
Pennsylvania..............................          73                  10,058,203.24               1.06
Rhode Island..............................          60                  10,357,938.63               1.09
South Carolina............................          16                   1,425,426.13               0.15
Tennessee.................................          48                   5,837,795.75               0.61
Texas.....................................         234                  28,354,602.85               2.98
Utah......................................          82                  12,331,051.93               1.29
Vermont...................................           1                     211,333.36               0.02
Washington................................         141                  23,345,498.95               2.45
Wisconsin.................................          48                   5,562,427.10               0.58
Wyoming...................................           4                     451,578.45               0.05
     Total................................       5,810             $   952,838,579.52             100.00%

______________
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.39% in the 95687 ZIP Code.

                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 QUALIFYING FICO SCORE                       MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 ---------------------                       --------------           ------------        -----------------------
500 - 524.................................         244             $    37,129,127.28               3.9%
525 - 549.................................         456                  68,367,033.73               7.18
550 - 574.................................         738                 114,805,579.40              12.05
575 - 599.................................         652                 101,523,246.24              10.65
600 - 624.................................       1,074                 178,598,777.66              18.74
625 - 649.................................         966                 161,654,542.98              16.97
650 - 674.................................         754                 129,478,645.98              13.59
675 - 699.................................         448                  76,853,171.44               8.07
700 - 724.................................         211                  36,637,733.90               3.85
725 - 749.................................         122                  21,331,606.34               2.24
750 - 774.................................         101                  18,743,341.67               1.97
775 - 799.................................          40                   7,041,384.39               0.74
800 - 824.................................           4                     674,388.51               0.07
                                                 -----             ------------------             ------
        Total.............................       5,810             $   952,838,579.52             100.00%
                                                 =====             ==================             ======

______________
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 621. See "--FICO Scores" herein.


                              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 INCOME DOCUMENTATION                        MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 --------------------                        --------------           ------------        -----------------------
Full Documentation........................       4,010             $   639,715,644.71              67.14%
Stated Documentation......................       1,588                 277,400,262.83              29.11
Limited Documentation.....................         212                  35,722,671.98               3.75
                                                 -----             ------------------             ------
        Total.............................       5,810             $   952,838,579.52             100.00%
                                                 =====             ==================             ======

______________
(1) For a description of each documentation level, see "--Underwriting Standards of the Originators" herein.


                                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
 RISK CATEGORY (1)                           MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
 -----------------                           --------------           ------------        -----------------------
I.........................................       4,157             $   668,199,417.90              70.13%
II........................................         443                  73,941,643.84               7.76
III.......................................         357                  55,469,801.81               5.82
IV........................................         254                  40,619,665.85               4.26
V.........................................         169                  28,494,641.79               2.99
VI........................................          17                   2,742,820.18               0.29
A.........................................         350                  70,740,908.39               7.42
A-........................................          18                   3,881,082.30               0.41
B.........................................          11                   2,044,604.26               0.21
C.........................................          10                   1,786,865.71               0.19
C-........................................          24                   4,917,127.49               0.52
                                                 -----             ------------------             ------
        Total.............................       5,810             $   952,838,579.52             100.00%
                                                 =====             ==================             ======

______________
(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC. For a description of each risk category, see "--Underwriting Standards of the Originators" herein.

GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $207,214.00. No Group II Mortgage Loan had a principal balance at origination greater than approximately $750,000.00 or less than approximately $60,000.00. The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $207,023.00. No Group II Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $749,217.00 or less than approximately $59,624.00.

         The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.250% per annum to approximately 12.400% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 7.137% per annum. As of the Subsequent Cut-off Date, the adjustable- rate Group II Mortgage Loans had Gross Margins ranging from approximately 4.500% to approximately 7.125%, Minimum Mortgage Rates ranging from approximately 5.400% per annum to approximately 12.400% per annum and Maximum Mortgage Rates ranging from approximately 11.400% per annum to approximately 18.400% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group II Mortgage Loans was approximately 6.339%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 7.340% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 13.340% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group II Mortgage Loan occurs in December 2006 and the weighted average next Adjustment Date for all of the adjustable-rate Group II Mortgage Loans following the Subsequent Cut-off Date is January 2006.

         The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 83.33%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 24.47%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 356 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to June 2003 or after January 2004, or will have a remaining term to stated maturity of less than 174 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is December 2033.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

              PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT OFF DATE ($)       MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    ----------------------------------       --------------           ------------        -----------------------
  50,000.01  - 75,000.00..................        351             $    23,620,441.38               4.32%
  75,000.01  -100,000.00..................        481                  41,942,682.23               7.67
 100,000.01  -125,000.00..................        313                  35,203,354.80               6.43
 125,000.01  -150,000.00..................        200                  27,480,126.95               5.02
 150,000.01  -175,000.00..................        155                  25,281,342.48               4.62
 175,000.01  -200,000.00..................        122                  22,915,041.77               4.19
 200,000.01  -225,000.00..................         74                  15,740,885.22               2.88
 225,000.01  -250,000.00..................         65                  15,429,833.92               2.82
 250,000.01  -275,000.00..................         47                  12,316,752.60               2.25
 275,000.01  -300,000.00..................         31                   8,923,570.33               1.63
 300,000.01  -325,000.00..................         43                  13,647,631.95               2.49
 325,000.01  -350,000.00..................        182                  61,532,314.51              11.25
 350,000.01  -375,000.00..................        155                  56,156,040.34              10.26
 375,000.01  -400,000.00..................        124                  48,041,943.85               8.78
 400,000.01  -425,000.00..................         80                  32,959,564.68               6.02
 425,000.01  -450,000.00..................         69                  30,251,891.66               5.53
 450,000.01  -475,000.00..................         50                  23,137,962.02               4.23
 475,000.01  -500,000.00..................         74                  36,439,811.23               6.66
 500,000.01  -525,000.00..................          3                   1,562,642.43               0.29
 525,000.01  -550,000.00..................          6                   3,215,186.67               0.59
 550,000.01  -575,000.00..................          4                   2,243,407.75               0.41
 575,000.01  -600,000.00..................          4                   2,369,263.71               0.43
 600,000.01  -625,000.00..................          1                     619,476.56               0.11
 625,000.01  -650,000.00..................          5                   3,224,352.43               0.59
 700,000.01  -725,000.00..................          2                   1,410,174.75               0.26
 725,000.01  -750,000.00..................          2                   1,495,689.72               0.27
                                                -----             ------------------             ------
        Total.............................      2,643             $   547,161,385.94             100.00%
                                                =====             ==================             ======

______________
(1) The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $207,023.00.


                MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    CURRENT MORTGAGE RATE (%)                MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    -------------------------                --------------           ------------        -----------------------
  5.000 - 5.999...........................        266             $    83,781,718.00              15.31%
  6.000 - 6.999...........................        744                 186,148,370.29              34.02
  7.000 - 7.999...........................        891                 171,306,040.05              31.31
  8.000 - 8.999...........................        535                  80,579,090.78              14.73
  9.000 - 9.999...........................        164                  19,371,088.79               3.54
 10.000 -10.999...........................         30                   4,174,020.87               0.76
 11.000 -11.999...........................          9                   1,332,061.34               0.24
 12.000 -12.999...........................          4                     468,995.82               0.09
                                                -----             ------------------             ------
        Total.............................      2,643             $   547,161,385.94             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.137% per annum.

                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    MAXIMUM MORTGAGE RATE (%)                MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    -------------------------                --------------           ------------        -----------------------
11.001  -  11.500.........................         12             $     3,802,446.34               1.01%
11.501  -  12.000.........................        118                  34,646,821.06               9.22
12.001  -  12.500.........................        176                  45,683,552.33              12.15
12.501  -  13.000.........................        300                  70,436,941.50              18.74
13.001  -  13.500.........................        359                  72,936,761.25              19.4
13.501  -  14.000.........................        334                  62,986,570.67              16.75
14.001  -  14.500.........................        247                  40,410,821.99              10.75
14.501  -  15.000.........................        186                  25,878,061.33               6.88
15.001  -  15.500.........................         92                  10,535,854.50               2.8
15.501  -  16.000.........................         23                   3,874,890.82               1.03
16.001  -  16.500.........................         15                   2,186,484.80               0.58
16.501  -  17.000.........................          7                   1,067,693.33               0.28
17.001  -  17.500.........................          6                     622,919.39               0.17
17.501  -  18.000.........................          2                     604,841.95               0.16
18.001  -  18.500.........................          3                     273,995.82               0.07
                                                -----             ------------------             ------
        Total.............................      1,880             $   375,948,657.08             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 13.340% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    MINIMUM MORTGAGE RATE (%)                MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    -------------------------                --------------           ------------        -----------------------
   5.001 -  5.500.........................         12             $     3,802,446.34               1.01%
   5.501 -  6.000.........................        118                  34,646,821.06               9.22
   6.001 -  6.500.........................        176                  45,683,552.33              12.15
   6.501 -  7.000.........................        300                  70,436,941.50              18.74
   7.001 -  7.500.........................        359                  72,936,761.25              19.4
   7.501 -  8.000.........................        334                  62,986,570.67              16.75
   8.001 -  8.500.........................        247                  40,410,821.99              10.75
   8.501 -  9.000.........................        186                  25,878,061.33               6.88
   9.001 -  9.500.........................         92                  10,535,854.50               2.8
   9.501 - 10.000.........................         23                   3,874,890.82               1.03
  10.001 - 10.500.........................         15                   2,186,484.80               0.58
  10.501 - 11.000.........................          7                   1,067,693.33               0.28
  11.001 - 11.500.........................          6                     622,919.39               0.17
  11.501 - 12.000.........................          2                     604,841.95               0.16
  12.001 - 12.500.........................          3                     273,995.82               0.07
                                                -----             ------------------             ------
        Total.............................      1,880             $   375,948,657.08             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.340% per annum.

                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    GROSS MARGINS (%)                        MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    -----------------                        --------------           ------------        -----------------------
4.001  - 4.500............................       100             $    18,038,154.58               4.8%
4.501  - 5.000............................         1                     326,954.15               0.09
5.001  - 5.500............................        79                  26,499,754.92               7.05
5.501  - 6.000............................         3                     292,180.42               0.08
6.001  - 6.500............................     1,672                 325,162,065.80              86.49
6.501  - 7.000............................         7                   1,378,011.43               0.37
7.001  - 7.500............................        18                   4,251,535.78               1.13
                                               -----             ------------------             ------
        Total.............................     1,880             $   375,948,657.08             100.00%
                                               =====             ==================             ======

______________
(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.339% per annum.


                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
    NEXT ADJUSTMENT DATE                     MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
    --------------------                     --------------           ------------        -----------------------
May 2005..................................          1             $       447,964.60               0.12%
June 2005.................................         15                   1,490,711.81               0.4
July 2005.................................         29                   5,742,717.42               1.53
August 2005...............................         15                   1,926,852.07               0.51
September 2005............................        120                  16,675,733.51               4.44
October 2005..............................        943                 185,575,102.87              49.36
November 2005.............................        159                  34,650,951.15               9.22
December 2005.............................        178                  36,625,106.00               9.74
July 2006.................................          1                     443,382.52               0.12
September 2006............................         21                   2,801,327.77               0.75
October 2006..............................        286                  65,602,615.07              17.45
November 2006.............................         54                  12,780,767.29               3.4
December 2006.............................         58                  11,185,425.00               2.98
        Total.............................      1,880             $   375,948,657.08             100.00%

______________
(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date is January 2006.

                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)



                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  ORIGINAL LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  --------------------------------           --------------           ------------        -----------------------
20.001   -   25.000.......................          2             $       150,889.18               0.03%
25.001   -   30.000.......................          2                     279,846.60               0.05
30.001   -   35.000.......................          6                     967,139.28               0.18
35.001   -   40.000.......................         13                   2,683,702.93               0.49
40.001   -   45.000.......................         11                   2,583,140.23               0.47
45.001   -   50.000.......................         30                   6,757,874.17               1.24
50.001   -   55.000.......................         18                   4,734,703.33               0.87
55.001   -   60.000.......................         45                   8,633,949.34               1.58
60.001   -   65.000.......................         83                  18,359,066.37               3.36
65.001   -   70.000.......................        102                  22,938,843.63               4.19
70.001   -   75.000.......................        219                  46,522,229.71               8.5
75.001   -   80.000.......................        462                  92,988,848.99              16.99
80.001   -   85.000.......................        359                  67,236,035.37              12.29
85.001   -   90.000.......................        762                 151,872,372.44              27.76
90.001   -   95.000.......................        529                 120,452,744.37              22.01
                                                -----             ------------------             ------
        Total.............................      2,643             $   547,161,385.94             100.00%
                                                =====             ==================             ======

______________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 83.33%.


                             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  PROPERTY TYPE                              MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  -------------                              --------------           ------------        -----------------------
Single Family Residence...................      2,147             $   451,652,032.95              82.54%
Planned Unit Development .................        172                  40,609,828.87               7.42
Two - Four Family.........................         94                  20,249,816.59               3.7
Condominium...............................        178                  29,323,568.07               5.36
Manufactured/Mobil Home...................         38                   3,559,979.06               0.65
Single Family Residence - Attached........          6                     815,648.32               0.15
Planned Unit Development - Attached ......          8                     950,512.08               0.17
                                                -----             ------------------             ------
        Total.............................      2,643             $   547,161,385.94             100.00%
                                                =====             ==================             ======

                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  OCCUPANCY STATUS                           MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  ----------------                           --------------           ------------        -----------------------
Primary...................................      2,433             $   518,200,475.20              94.71%
Non-Owner Occupied........................        192                  25,786,199.21               4.71
Second Home...............................         18                   3,174,711.53               0.58
                                                -----             ------------------             ------
        Total.............................      2,643             $   547,161,385.94             100.00%
                                                =====             ==================             ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  PURPOSE                                    MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  -------                                    --------------           ------------        -----------------------
Refinance-Cashout(1)......................     1,910             $   390,415,989.28              71.35%
Refinance-Rate Term(2)....................       147                  29,815,381.41               5.45
Purchase..................................       586                 126,930,015.25              23.2
                                               -----             ------------------             ------
        Total.............................     2,643             $   547,161,385.94             100.00%
                                               =====             ==================             ======

______________
(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed 1% of the original Principal Balance of the related mortgage loan or $1,000. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are equal to or less than 1% of the original Principal Balance of the related mortgage loan or $1,000. Excludes home equity loans originated in Texas with any cash proceeds.

          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  LOCATION                                   MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  --------                                   --------------           ------------        -----------------------
Alabama...................................         22             $     3,032,890.90               0.55%
Alaska....................................          3                     452,235.92               0.08
Arizona...................................        191                  22,636,642.66               4.14
Arkansas..................................          2                     568,881.93               0.1
California................................        669                 217,888,047.55              39.82
Colorado..................................         32                   7,619,562.00               1.39
Connecticut...............................         38                   9,716,553.45               1.78
Delaware..................................          6                     792,665.68               0.14
Florida...................................        330                  46,158,623.93               8.44
Georgia...................................         31                   5,652,418.50               1.03
Hawaii....................................         10                   3,385,809.14               0.62
Idaho.....................................          3                     395,484.21               0.07
Illinois..................................        145                  26,647,654.87               4.87
Iowa......................................         12                   1,363,077.97               0.25
Indiana...................................         45                   3,891,432.05               0.71
Kansas....................................         11                     942,178.18               0.17
Kentucky..................................         26                   2,229,249.65               0.41
Louisiana.................................         12                   1,103,592.75               0.2
Maine.....................................          6                   1,930,055.57               0.35
Maryland..................................         48                   8,832,317.54               1.61
Massachusetts.............................         33                   9,286,799.35               1.7
Michigan..................................        105                  12,356,854.59               2.26
Minnesota.................................         47                  10,303,366.05               1.88
Missouri..................................         69                   6,609,403.21               1.21
Mississippi...............................          9                     817,126.40               0.15
Nebraska..................................          3                     222,894.20               0.04
Nevada....................................         32                   6,494,774.13               1.19
New Hampshire.............................         10                   2,245,752.20               0.41
New Jersey................................         87                  20,907,405.27               3.82
New Mexico................................         15                   1,503,844.42               0.27
New York..................................        140                  48,236,029.37               8.82
North Carolina............................         13                   2,377,749.05               0.43
Ohio......................................        112                   9,938,386.16               1.82
Oklahoma..................................         12                   1,237,299.93               0.23
Oregon....................................         18                   3,654,704.96               0.67
Pennsylvania..............................         37                   6,088,292.84               1.11
Rhode Island..............................          9                   2,019,307.02               0.37
South Carolina............................          8                     616,219.86               0.11
Tennessee.................................         19                   2,545,408.45               0.47
Texas.....................................        125                  17,131,563.20               3.13
Utah......................................         24                   4,509,556.86               0.82
Washington................................         49                  10,234,838.39               1.87
Wisconsin.................................         25                   2,584,435.58               0.47
        Total.............................      2,643             $   547,161,385.94             100.00%

______________
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.44% in the 95123 ZIP Code.

                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  QUALIFYING FICO SCORE                      MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  ---------------------                      --------------           ------------        -----------------------
500 - 524.................................         130             $    21,813,433.52               3.99%
525 - 549.................................         253                  41,448,659.54               7.58
550 - 574.................................         406                  67,841,017.11              12.4
575 - 599.................................         314                  59,485,493.64              10.87
600 - 624.................................         556                 110,542,986.84              20.2
625 - 649.................................         448                  99,975,773.35              18.27
650 - 674.................................         221                  59,349,032.47              10.85
675 - 699.................................         127                  33,109,042.19               6.05
700 - 724.................................          86                  25,138,087.40               4.59
725 - 749.................................          45                  12,021,421.29               2.2
750 - 774.................................          35                  10,536,753.26               1.93
775 - 799.................................          19                   5,274,387.49               0.96
800 - 824.................................           3                     625,297.84               0.11
                                                 -----             ------------------             ------
      Total...............................       2,643             $   547,161,385.94             100.00%
                                                 =====             ==================             ======

______________
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 620. See "--FICO Scores" herein.


                             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  INCOME DOCUMENTATION                       MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  --------------------                       --------------           ------------        -----------------------
Full Documentation........................     1,791             $   351,519,372.53              64.24%
Stated Documentation......................       779                 175,038,874.37              31.99
Limited Documentation.....................        73                  20,603,139.04               3.77
                                               -----             ------------------             ------
      Total...............................     2,643             $   547,161,385.94             100.00%
                                               =====             ==================             ======

______________
(1) For a description of each documentation level, see "--Underwriting Standards of the Originators" herein.

                         RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS


                                                                    AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                                    BALANCE OUTSTANDING      PRINCIPAL BALANCE
                                                NUMBER OF          AS OF THE SUBSEQUENT    OUTSTANDING AS OF THE
  RISK CATEGORY (1)                          MORTGAGE LOANS           CUT-OFF DATE        SUBSEQUENT CUT OFF DATE
  -----------------                          --------------           ------------        -----------------------
I.........................................       1,769             $   359,999,672.73              65.79%
II........................................         238                  46,525,287.82               8.5
III.......................................         236                  49,865,400.66               9.11
IV........................................         134                  23,522,666.04               4.3
V.........................................          89                  14,176,411.30               2.59
VI........................................          20                   4,610,160.00               0.84
A.........................................         111                  35,725,911.73               6.53
A-........................................           9                   2,794,339.58               0.51
B.........................................           3                     502,929.85               0.09
C.........................................          13                   3,104,705.29               0.57
C-........................................          21                   6,333,900.94               1.16
                                                 -----             ------------------             ------
      Total...............................       2,643             $   547,161,385.94             100.00%
                                                 =====             ==================             ======

______________
(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC. For a description of each risk category, see "--Underwriting Standards of the Originators" herein.